EXHIBIT 32.0 FLAGSTAR BANK, NATIONAL ASSOCIATION CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 In connection with the Quarterly Report of Flagstar Financial, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2025 (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: 1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report. DATE: November 6, 2025 /s/ Joseph Otting Joseph Otting Executive Chairman, President and Chief Executive Officer (Principal Executive Officer) DATE: November 6, 2025 /s/ Lee Smith Lee Smith Senior Executive Vice President and Chief Financial Officer (Principal Financial Officer)